UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2000


                          TAPISTRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


Georgia                            0-20309                 58-1684918
(State or other                  (Commission           (I.R.S. Employer
jurisdiction                     File Number)          Identification No.)
of incorporation)


         6203 Alabama Highway; Ringgold, Georgia            30736-1067
         (Address of principal executive offices)           (Zip Code)


                                 (706) 965-9300
              (Registrant's telephone number, including area code)






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Item 5.  Other Events

         On June 6, 2000, Tapistron International, Inc. ("Tapistron") issued a press release describing a stock repurchase program authorizing Tapistron to purchase up to 5,000,000 shares of its outstanding common stock. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         99-1     Press Release dated June 6, 2000







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







                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  Tapistron International, Inc.
                                                  -----------------------------
                                                  (Registrant)




Date:  June 7, 2000                               By  /s/ Floyd S. Koegler, Jr.
       ------------                                   -------------------------
                                                  Floyd S. Koegler, Jr.
                                                  (Signing on behalf of the
                                                  registrant as Vice-President
                                                  and Chief Financial Officer)






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